Exhibit (10.1)


            Stock Compensation Agreement dated July 27, 1998 between
             the Company and Noel J. Guillama, Dr. Martin Harrison,
                      Michael Goldstein and Donald B. Cohen


                                                         July 27, 1998


To:      Noel Guillama
         Dr. Martin Harrison
         Michael Goldstein
         Donald B. Cohen

Metropolitan would like to thank you for your offer to accept stock of Metropolitan Health Networks, Inc. in lieu of cash payments for compensation.

By signing this letter you agree to accept Metropolitan Health Networks, Inc. shares at $2.50 in lieu of a cash payment of the above mentioned compensation. Additionally, you agree not to sell more than 25% of the shares received in any one month and will work with the with the President and the management of the Company in the disposition of these shares.

Sincerely,


/s/ Donald B. Cohen
--------------------
Donald B. Cohen
Executive Vice President and Chief Financial Officer

Agreed:

/s/ Noel Guillama
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Noel Guillama


/s/ Michael Goldstein
----------------------
Michael Goldstein


/s/ Martin Harrison
----------------------
Dr. Martin Harrison


/s/ Donald B. Cohen
----------------------
Donald B. Cohen